EXHIBIT 99.3

[FSA Logo]	FINANCIAL GUARANTY
INSURANCE POLICY

Obligor: FBR Securitization Trust 2005-1 Obligations: $1,130,290,000 FBR Securitization Trust 2005-1, Callable Mortgage-Backed Notes, Series 2005-1, Class 1-A and Class 2-A	Policy No.: 51668-N Date of Issuance: 8/16/05
     FINANCIAL SECURITY ASSURANCE INC. (“Financial Security”), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment by the Obligor of Scheduled Payments of principal of and interest on, the Obligations.
     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees:
     (a) payment of the amount of any distribution of principal of, or interest on, the Obligations made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law (such payment to be made by Financial Security in accordance with Endorsement No. 1 hereto).
     (b) payment of any amount required to be paid under this Policy by Financial Security following Financial Security’s receipt of notice as described in Endorsement No. 1 hereto.
     Financial Security shall be subrogated to the rights of each Holder to receive payments under the Obligations to the extent of any payment by Financial Security hereunder.
     Except to the extent expressly modified by an endorsement hereto, the following terms shall have the meanings specified for all purposes of this Policy. “Holder” means the registered owner of any Obligation as indicated on the registration books maintained by or on behalf of the Obligor for such purpose or, if the Obligation is in bearer form, the holder of the Obligation. “Scheduled Payments” means payments which are scheduled to be made during the Term of this Policy in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of such Obligations thereafter; payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis or (c) any other cause, shall not constitute “Scheduled Payments” unless Financial Security shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest to the date of acceleration, “Term of this Policy” shall have the meaning set forth in Endorsement No. 1 hereto.
     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto, or by the merger, consolidation or dissolution of the Obligor. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Obligations prior to maturity. This Policy may not be canceled or revoked during the Term of this Policy. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW
     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

FINANCIAL SECURITY ASSURANCE INC.
By:	/s/ illegible
AUTHORIZED OFFICER

A subsidiary of Financial Security Assurance Holdings Ltd. 31 West 52 Street, New York, N.Y. 10019
Form 100NY (5/89)	(212) 826-0100

Policy No: 51668-N	August 16, 2005
ENDORSEMENT NO. 1
TO FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.	31 West 52nd Street New York, New York 10019

OBLIGOR:	FBR Securitization Trust 2005-1, a statutory trust, formed under the laws of the State of Delaware pursuant to a trust agreement, between FBR Securitization, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee, and as of the Closing Date, governed by the Amended and Restated Owner Trust Agreement dated as of August 16, 2005, between FBR Securitization, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, National Association, as Securities Administrator

OBLIGATIONS:	$1,130,290,000 FBR Securitization Trust 2005-1 Callable Mortgage-Backed Notes, Series 2005-1, Class A-1 and Class A-2

Policy No.:	51668-N

Date of Issuance:	August 16, 2005
     1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Indenture or the Transfer and Servicing Agreement unless the context shall otherwise require.
     “Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in the states or city in which any corporate trust office of the Indenture Trustee, the Master Servicer or the Securities Administrator or the principal office of the Servicer or Note Insurer is located, are authorized or obligated by law or executive order to be closed.
     “Holder” shall have the meaning ascribed to the term “Noteholder” in the Indenture; provided, however that “Holder” shall not include the Obligor or any affiliates or successors thereof in the event the Obligor, or any such affiliate or successor, is a registered or beneficial owner of the Obligation.
     “Indenture” means the indenture, dated July 1, 2005, among FBR Securitization Trust 2005-1, as Issuer, Wells Fargo Bank, National Association, as Securities Administrator, and HSBC Bank USA, National Association, as Indenture Trustee, as amended from time to time with the consent of Financial Security.

Policy No: 51668-N	August 16, 2005
     “Indenture Trustee” means HSBC Bank USA, in its capacity as Indenture Trustee under the Indenture and any successor in such capacity.
     “Policy” means this Financial Guaranty Insurance Policy and includes each endorsement thereto.
     “Receipt” and “Received” mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Securities Administrator is not in proper form or is not properly completed, executed or delivered or contains a misstatement that Financial Security, in its sole discretion, deems to be material, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Securities Administrator and the Securities Administrator may submit an amended notice.
     “Securities Administrator” means Wells Fargo Bank, National Association, in its capacity under the Indenture as the Securities Administrator, and any successor in such capacity.
     “Scheduled Payments” means, with respect to each Payment Date, the payment to be made to Holders in an aggregate amount equal to (i) the unpaid Current Interest with respect to such Payment Date, (ii) the Parity Deficiency Amount with respect to such Payment Date and (iii) the Class Principal Amount of each Class of Notes to the extent unpaid on the Maturity Date pursuant to the terms of the Indenture after giving effect to all amounts due to the Obligations (including any Parity Deficiency Amounts), if any, in each case in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of the Obligations, the Indenture or the Transfer and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. Scheduled Payments shall not include payments that become due on an accelerated basis as a result of a default by the Obligor, an election by the Obligor to pay principal on an accelerated basis, the occurrence of an Event of Default under the Indenture or any other cause, unless Financial Security elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration. In the event Financial Security does not so elect, this Policy will continue to guarantee payment on the Obligations in accordance with their original terms. Scheduled Payments also shall not include any amounts due in respect of the Obligations attributable to any increase in interest rate, penalty or other sum payable by the Obligor by reason of any default or event of default in respect of the Obligations, or by reason of any deterioration of the creditworthiness of the Obligor, nor shall Scheduled Payments include, nor shall coverage be provided under this Policy in respect of, any Basis Risk Shortfalls, Relief Act Shortfalls, Prepayment Interest Shortfalls, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Insured Payments to a Holder. Scheduled Payments shall not include (x) any portion of Current Interest due to Holders of the Obligations because a notice and certificate in proper form as required by paragraph 2 hereof was not timely Received by Financial Security and (y) any portion of Current Interest due to Holders of the Obligations representing interest on any Current Interest accrued from and including the date of payment by Financial Security of the amount of such Current Interest.

Policy No: 51668-N	August 16, 2005
     “Term Of This Policy” means the period from and including the Date of Issuance to and including the date on which (i) all Scheduled Payments have been paid that are required to be paid by the Obligor within the meaning of Article II, Section 2.7 of the Indenture, (ii) any period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law shall have expired and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.
     “Transfer and Servicing Agreement” means the Transfer and Servicing Agreement, dated as of July 1, 2005, among FRB Securitization Trust 2005-1, as Issuer, FRB Securitization, Inc., as Depositor, MHC I, Inc., as Seller, JPMorgan Chase Bank, National Association, as Servicer, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, The Murrayhill Company, as Credit Risk Manager, and HSBC Bank USA, as Indenture Trustee, as amended from time to time with the consent of Financial Security.
     2. Notices and Conditions to Payment in Respect of Scheduled Payments. Following Receipt by Financial Security of a notice and certificate from the Securities Administrator in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Scheduled Payments on the Obligations out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the date on which such payment is due on the Obligations. Payments due hereunder in respect of Scheduled Payments will be disbursed to the Securities Administrator by wire transfer of immediately available funds.
     Financial Security shall be entitled to pay any amount hereunder in respect of Scheduled Payments on the Obligations, including any amount due on the Obligations on an accelerated basis, whether or not any notice and certificate shall have been Received by Financial Security as provided above provided, however, that by acceptance of this Policy the Securities Administrator agrees to provide to Financial Security, upon Financial Security’s request to the Securities Administrator, a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay hereunder any amount that becomes due on the Obligations on an accelerated basis at any time or from time to time after such amount becomes due, in whole or in part, prior to the scheduled date of payment thereof; Scheduled Payments insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security’s obligations hereunder in respect of Scheduled Payments shall be discharged to the extent such amounts are paid by the Issuer in accordance with the Indenture or disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Securities Administrator except as otherwise provided in paragraph 3 of this Endorsement.
     3. Notices and Conditions to Payment in Respect of Scheduled Payments Avoided as Preference Payments. If any Scheduled Payment is avoided as a preference payment under

Policy No: 51668-N	August 16, 2005
applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Securities Administrator of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal of or interest paid on the Obligations during the Term Of This Policy because such payments were avoidable as preference payments under applicable bankruptcy law (the “Order”), (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Obligations against the estate of the Obligor or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Securities Administrator of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Securities Administrator that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Securities Administrator or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Securities Administrator for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to the Indenture.
     4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law which shall govern.
     5. Fiscal Agent. At any time during the Term Of This Policy, Financial Security may appoint a fiscal agent (the “Fiscal Agent”) for purposes of this Policy by written notice to the Securities Administrator at the notice address specified in the Indenture specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Securities Administrator, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both, and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.
     6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that

Policy No: 51668-N	August 16, 2005
such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy. Nothing in this paragraph shall be construed to limit or otherwise impair Financial Security’s right to pursue recovery or claims (based on contractual rights, securities law violations, fraud or other causes of action) against any person or entity, or to require payment by Financial Security of any amounts that have been previously paid or that are not otherwise due in accordance with the express provisions of this Policy or the Obligations.
     7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:
Financial Security Assurance Inc.
31 West 52nd Street
New York, New York 10019
Attention: Managing Director – Transaction Oversight
Re: FBR Securitization Trust, 2005-1
          Policy No.: 51668-N
Telecopy No.: (212) 339-3518
Confirmation: (212) 826-0100
Financial Security may specify a different address or addresses by writing mailed or delivered to the Securities Administrator.
     8. Priorities. In the event that any term or provision on the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.
     9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.
     10. Surrender of Policy. The Indenture Trustee shall surrender this Policy to Financial Security for cancellation upon expiration of the Term Of This Policy.

Policy No: 51668-N	August 16, 2005
     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

FINANCIAL SECURITY ASSURANCE INC.
By:	/s/ illegible
Authorized Officer

Policy No: 51668-N	August 16, 2005
Exhibit A
To Endorsement No. 1
NOTICE OF CLAIM AND CERTIFICATE
(Letterhead of Securities Administrator)
Financial Security Assurance Inc.
31 West 52nd Street
New York, NY 10019
     Re: FBR Securitization Trust 2005-1 Callable Mortgage-Backed Notes, Series 2005-1, Class A-1 Notes and Class A-2 Notes
     The undersigned, a duly authorized officer of Wells Fargo Bank, National Association (the “Securities Administrator”), hereby certifies to Financial Security Assurance Inc. (“Financial Security”), with reference to Financial Guaranty Insurance Policy No. 51668-N dated August 16, 2005 and each endorsement thereto (the “Policy”) issued by Financial Security in respect of the FBR Securitization Trust 2005-1 Callable Mortgage-Backed Notes, Series 2005-1, Class A-1 Notes and Class A-2 Notes (the “Obligations”), that:
         (i) The Securities Administrator is acting on behalf of the Indenture Trustee for the Holders under the Indenture.
         (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Payment Account and available for distribution to the Holders pursuant to the Transfer and Servicing Agreement will be $                                         (the “Shortfall”) less than the aggregate amount of Scheduled Payments due on                                         , of which $                                        constitutes Current Interest under clause (i) of the definition of Scheduled Payments, $                                         constitutes the Parity Deficiency Amount under clause (ii) of the definition of Scheduled Payments and $                                         constitutes unpaid principal under clause (iii) of the definition of Scheduled Payments.
         (iii) The Securities Administrator is making a claim under the Policy for the Shortfall to be applied to the payment of Scheduled Payments.
         (iv) The Securities Administrator agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Scheduled Payments on the Obligations when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Securities Administrator and (d) maintain an accurate record of such payments with respect to each Obligation and the corresponding claim on the Policy and proceeds thereof, and, if the Obligation is required to be surrendered or presented for such payment, shall stamp on each such Obligation the legend “$[insert applicable amount]

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Policy No: 51668-N	August 16, 2005
paid by Financial Security and the balance hereof has been cancelled and reissued” and then shall deliver such Obligation to Financial Security.
         (v) The Securities Administrator, on its behalf and on behalf of the Indenture Trustee and the Holders, hereby assigns to Financial Security (a) the rights of the Holders with respect to the Obligations to the extent of any payments under the Policy and (b) any claims of and amounts due to the Holders in respect of securities law, fraud or other claims arising out of or relating to the offer and sale of the Obligations. The foregoing assignments are in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignments shall in all cases be subject to and subordinate to the rights of the Holders to receive all Scheduled Payments in respect of the Obligations. The Securities Administrator shall, and by signature hereunder shall bind the Indenture Trustee to, take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).
         (vi) The Securities Administrator, on its behalf and on behalf of the Indenture Trustee and the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Securities Administrator, the Indenture Trustee and each such Holder in any legal proceeding with respect to the Obligations. The Securities Administrator hereby agrees that, so long as a Note Insurer Default (as defined in the Indenture) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Obligor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Obligations (a “Preference Claim”), (B) the direction of any appeal of any order relating to any Preference Claim, at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement, and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Securities Administrator hereby agrees that Financial Security shall be subrogated to, and the Securities Administrator, on its behalf and on behalf of the Indenture Trustee and each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Securities Administrator, the Indenture Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.
         (vii) Payment should be made by wire transfer directed to the Note Insurer Account.
     Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

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Policy No: 51668-N	August 16, 2005
     IN WITNESS WHEREOF, the Securities Administrator has executed and delivered this Notice of Claim and Certificate as of the                                          day of                                          ,                     .

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Administrator
By
Title

For Financial Security or
Fiscal Agent Use Only
Wire transfer sent on                                          By
Confirmation Number

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